INVESTOR DAY 1.8.26

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to historical or current facts. These statements may discuss, among other things, Kinsale's future financial performance, business prospects and strategy, anticipated financial position, liquidity and capital, dividends and general market and industry conditions. You can identify forward-looking statements by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “outlook,” “future,” “target,” “will,” “would,” “should,” “could,” “may,” “can have” and similar terms. Forward-looking statements are based on management’s current expectations and assumptions about future events, which are subject to uncertainties, risks and changes in circumstances that are difficult to predict. These statements are only predictions and are not guarantees of future performance. Actual results may differ materially from those contemplated by a forward-looking statement. Factors that may cause such differences include the risks and uncertainties discussed in Part I, Item 1A of Kinsale's Annual Report on Form 10-K for the year ended December 31, 2024 and other reports Kinsale files with the SEC. Forward-looking statements speak only as of the date on which they are made. Except as expressly required under federal securities laws or the rules and regulations of the SEC, Kinsale does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to Kinsale are expressly qualified by these cautionary statements.

UNDERWRITING Stuart Winston, Hannah Taylor, John Bowen

UNDERWRITING PHILOSOPHY E&S Market, Individual Risk Underwriting Broad Risk Appetite Best in Class Service No Delegated Underwriting Data Driven Underwriting

E&S MARKET UPDATE • Current Market Conditions • Fragmented Market • Soft/Softening: Large Property, D&O, Products, Life Sciences • Stable/Firm: Commercial Auto, Premises Liability, Social Services, Long Tail Casualty Lines

Professional Lines Allied Health Excess Professional Healthcare Management Liability Professional Liability Public Entity Casualty Construction Excess Casualty General Casualty Small Business Specialty Casualty Environmental Entertainment Life Sciences Products Liability Product Recall Energy Transportation Railroad Aviation Commercial Auto Ocean Marine Inland Marine Agribusiness Agribusiness Casualty Agribusiness Property Personal Lines High Value Homeowners Personal Insurance Property Commercial Property Small Property UNDERWRITING GROUP OVERVIEW

Environmental Discontinued Operations Primary Property Quota Share Builders Risk Quota Share Agribusiness Property Cyber Contractors E&O Vet Medicine Primary Aviation Homeowners E&S Appetite Expansion New ProductSpecialization 2025 NEW PRODUCTS

Efficiency Gains Specialization Appetite Expansion New Product Development 2026 CONTINUED GROWTH

HOMEOWNERS MARKET OPPORTUNITY Driver of business to E&S market Catastrophe claims (wildfire & hurricane), convective storms, & increase in home values E&S Homeowners premium was $3.1B in 2024 Premium up 43% YOY in 2024 Regulators slow to allow for adequate rate changes

KINSALE HOMEOWNERS TODAY High Value Homeowners Personal Insurance Kinsale Approach/Difference

FUTURE OPPORTUNITIES Distribution Expansion Geography Expansion Product Expansion

BUSINESS DEVELOPMENT Pat Dalton

SERVICE IS A COMPETITIVE ADVANTAGE New business quote ratio 75% Submissions responded to within 24 hours 60% Average submission clearance time 9 min AI-driven routing improves accuracy & underwriter productivity

FOCUSED, DISCIPLINED DISTRIBUTION Premium sourced through wholesale 95% New brokerage firms/brands appointed in 2025. Appointments evaluated on ability to aggregate aligned business, regardless of distribution channel. 50 Brokerage firms 234 Offices nationwide 784

STRUCTURED APPOINTMENT MANAGEMENT DELIVERS RESULTS • Formal follow-ups at 4, 8, and 12 months (introduced 2024) • No change to underwriting standards 2024 appointments vs. 2023 appointments +27% Submissions +32% Quotes +22% Binds

MODERN BROKER ENGAGEMENT MODEL • Brokerage teams are increasingly decentralized • Engagement combines in-person and virtual outreach • Focus on production review, appetite clarity, and expectations 2025 Activity 866 In-person visits 500 Virtual meetings

IDLE INITIATIVE: TARGETED ENGAGEMENT IMPROVES CONVERSION 2025 Targeted Engagement 643 | 323 In-person Virtual 493 Offices converted off IDLE list 44% success rate Driven by improved alignment & heightened engagement — not relaxed underwriting

CLAIMS Mark Beachy

EXCESS & SURPLUS CLAIMS

The Difference	Forms	Severity	Litigation	Complexity	Experts	Plaintiff Bar
Standard	Standard/Few Endorsements	Low/ Moderate	Low/ Moderate	Two Party	Limited Reliance	General Expertise
Excess & Surplus	Manuscript/More Endorsements	High	High	Multi Party	Heavy Reliance	Specialized Expertise

Actionable Business Intelligence Highly Technical Workforce Organized by Line of Business Non-Delegated Claim Handling HIGH PERFORMING OPERATING MODEL Specialized Organization Strategic Staffing Optimized Workflow Information Advantage Pay Only What We Owe

TECHNOLOGY & INNOVATION Proprietary Claim Platform Third Party Data Kinsale Analytics Automation & Artificial Intelligence

LEVERAGING AI Accelerate Decisions Automate repetitive tasks Enhance Accuracy Deepen Expertise Talent

INFORMATION TECHNOLOGY Diane Schnupp

Disciplined underwriting focused on small-account E&S market Maintain absolute control over underwriting and claims management processes Leverage our proprietary technology to operate with a substantial cost advantage over competitors Employ a quantitative approach – using analytics to drive profitability and operational efficiency Strong balance sheet and reserve position. Growing float and investment income IT AS A STRATEGIC DIFFERENTIATOR

TECHNOLOGY IS A CORE COMPETENCY We own and continuously evolve proprietary platforms that embed our expertise, drive performance, and scale efficiently – creating a durable competitive advantage • Proprietary, internally developed platforms are purpose-built to support our end-to-end operations, enabling rapid iteration and market-driven differentiation in E&S insurance. • An integrated ecosystem of 120 applications and proprietary data delivers customized workflows across underwriting, policy, claims, and reporting allowing us to scale without sacrificing underwriting discipline and efficiency. • Pricing models and underwriting decision support remain fully proprietary, protecting our competitive edge. In E&S markets, underwriting judgement is the business. • Granular, end-to-end data capture enables continuous improvement, advanced analytics, and increasingly precise underwriting across complex risks. • Commercial platforms are used selectively where differentiation is limited and compliance requirements dominate (e.g., general ledger). • Intentional use of AI within our technology lifecycle has accelerated software delivery.

TARGET STATE DELIVERY Application Percent Complete Submission Intake 100% Underwriter Dashboard 100% Underwriter Worksheets for Property 100% Rating Engine 100% Personal Insurance Portal 82% Underlying Enterprise Technologies 80% Master Data 75% Document Creation & Storage 75% Underwriter Worksheets for Casualty 25% Policy 4% Claims 2% Overall Target State Delivery (weighted average) 63%

ANALYTICS & ACTUARIAL Salmaan Allibhai

We have a data-driven approach to managing the business. Embracing data is a fundamental part of the Kinsale culture. KINSALE IS A QUANTITATIVE COMPANY Pricing/ Underwriting Reserving Claims Handling Capital Strategy Risk Management Staffing/ Budgeting

TURNING DATA INTO A COMPETITIVE ADVANTAGE Staffing/ Budgeting We collect and analyze a lot of data • We have data on the full life-cycle of a policy from when it arrives as a submission until the last dollar of a claim is paid • Data sources include Underwriting Worksheets, Policy System, Claims, & Finance We help users throughout the company consume the data • Monthly reports of key metrics • Interactive reports that allow users to filter, sort, & aggregate data • Bespoke analyses for more complex situations

1 Improve how we segment & price risk Automate repetitive tasks & capture valuable data FOCUS ON THIRD-PARTY DATA Combined effort by Analytics & Actuarial, Underwriting, & IT to take advantage of third-party data. There is a wealth of data out there, and given our focus on analytics and technology, we are well-positioned to utilize that data to drive profitability and efficiency. 2

• Google API Data • HazardHub Property Scoring • Habitational Water Coverage • Battery Coverage • Commercial Credit • Flat Fee Agreements • Property SOV Scrub Tool A HISTORY OF DATA-DRIVEN PROGRESS • Customer Service – Time to Quote • Distance to Active Wildfire • Census Data • Telematics Data Collection • Contractor Permit and Licensing • Kinsale Responsibility Score • Generalized Linear Models

Staffing/ Budgeting Personal Lines Carriers have been using Generalized Linear Models for decades • They have large, homogenous books of business with hundreds of data points on each policy We are bringing that approach to commercial E&S business MODERNIZING PRICING WITH ADVANCED ANALYTICS: GLMs

1 Improve how we segment and price risk Automate repetitive tasks and capture valuable data AI will continue to improve over time, and we are well-positioned to take advantage given our focus on data, analytics, and technology. GENERATIVE AI – GOALS 2

THE OPPORTUNITY AHEAD Staffing/ Budgeting 0% 5% 10% 15% 20% 25% M ar ke t Sh ar e (% ) U.S. Personal Auto Insurance Market Share - 1996 to 2024 State Farm Progressive GEICO Allstate USAA Progressive Allstate GEICO USAA State Farm

INVESTOR DAY 1.8.26